Exhibit 10.12

                       FIFTH AMENDMENT TO CREDIT AGREEMENT


         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT ("Fifth Amendment"), dated as of December 19, 1997, is made and entered into by and among WHOLE FOODS MARKET, INC. (the "Company"), a Texas corporation, the banking institutions from time to time a party to the Credit Agreement (as hereinafter defined), as amended by this Fifth Amendment (each, together with its successors and assigns, a "Bank" and collectively, the "Banks"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").


                                    RECITALS:

         WHEREAS, the Company, the Agent and certain Banks are parties to a Credit Agreement dated as of December 27, 1994, as amended by that certain First Amendment to Credit Agreement dated as of May 16, 1996, by and among the Company, the Agent and the Banks, that certain Second Amendment to Credit Agreement dated as of December 24, 1996, by and among the Company, the Agent, and the Banks, that certain Third Amendment to Credit Agreement dated as of March 24, 1997, by and among the Company, the Agent, and the Banks, and that certain Fourth Amendment to Credit Agreement dated as of September 2, 1997, by and among the Company, the Agent and the Banks (said Credit Agreement, as previously amended, being hereinafter referred to as the "Credit Agreement"); and

         WHEREAS, the Company, the Agent and the Banks have agreed, on the terms and conditions herein set forth, that the Credit Agreement be further amended in certain respects.


                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged and confessed, the Company, the Agent and the Banks do hereby agree as follows:

         Section 1. General Definitions. Except as expressly modified by this Fifth Amendment, capitalized terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein.

         Section 2. Modification  of  Capital  Expenditure  Negative  Covenant.
Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety to hereafter read as follows:


                  6.13 Capital Expenditures. Make expenditures for fixed or capital assets on a consolidated basis during any fiscal year of the Company (beginning with its 1997 fiscal year and continuing until and including the fiscal year ending in the calendar year in which the Maturity Date occurs) in excess of $70,000,000 in the aggregate (provided, that, in calculating said amount for any applicable fiscal year (i) cash expenditures for acquisitions otherwise permitted for the applicable fiscal year by Section 6.4(f) hereof shall not be included,
         (ii) expenditures for fixed or capital assets made by Subsidiaries of the Company, which were acquired during such fiscal year and accounted for as a pooling of interest, shall not be included to the extent that such expenditures were made prior to the time of acquisition, (iii) up to $10,000,000 in the aggregate of expenditures incurred in the applicable fiscal year for the buy-out of leases and other related expenses in connection with the opening of one or more new store locations by the Company or any of its Subsidiaries shall not be included, and (iv) up to $20,000,000 in the aggregate of expenditures incurred for the initial acquisition and construction of a new manufacturing plant for Amrion, Inc. shall not be included).

         Section 3. Representations and Warranties. The Company represents and warrants to the Agent and the Banks that the representations and warranties contained in Section 4 of the Credit Agreement and in all of the other Loan Documents are true and correct in all material respects on and as of the effective date hereof as though made on and as of such effective date. The Company hereby certifies that no event has occurred and is continuing which constitutes a Default or an Event of Default under the Credit Agreement or which, upon the giving of notice or the lapse of time, or both, would constitute a Default or an Event of Default. Additionally, the Company hereby represents and warrants to the Agent and the Banks that the resolutions of the Board of Directors (or similar governing body) of the Company and its Subsidiaries which are set out in the following described Secretary's Certificates remain in full force and effect as of the effective date hereof and have not been modified, amended, superseded or revoked:

                  (a) That certain Secretary's Certificate dated December 21, 1994, executed and delivered to the Agent by the Secretary of Whole Foods Market, Inc. in connection with the Credit Agreement;

                  (b) That certain Secretary's Certificate dated December 21, 1994, executed and delivered to the Agent by the Secretary of Bread & Circus, Inc., Mrs. Gooch's Natural Foods Market, Inc., The Sourdough: A European Bakery, Inc., Wellspring Grocery, Inc., WFM Beverage Corp., Whole Foods Company, Inc., Whole Foods Market California, Inc. and Whole Foods Market Southwest, Inc. in connection with the Credit Agreement;

                  (c) That certain Secretary's Certificate dated April 5, 1995, executed and delivered to the Agent by the Secretary of Whole Foods Market Southwest I, Inc. in connection with that certain Joinder Agreement dated effective March 27, 1995, executed and delivered to the Agent by Whole Foods Market Midwest, Inc., Whole Foods Market Services, Inc., Whole Foods Market Southwest I, Inc., Whole Foods Market Southwest Investments, Inc. and Whole Foods Market Southwest, L.P.;

                  (d) That certain Secretary's Certificate dated April 5, 1995, executed and delivered to the Agent by the Secretary of Whole Foods Market Midwest, Inc., Whole Foods Market Services, Inc., and Whole Foods Market Southwest Investments, Inc., in connection with the above-described Joinder Agreement dated effective March 27, 1995;

                  (e) That certain Secretary's Certificate dated December 19, 1996, executed and delivered to the Agent by the Secretary of Whole Foods Market Group, Inc., in connection with that certain Joinder Agreement dated effective December 19, 1996, executed and delivered to the Agent by Whole Foods Market Group, Inc.; and

                  (f) That certain Secretary's Certificate dated March 24, 1997, executed and delivered to the Agent by the Secretary of Whole Foods
         Market, Inc. in connection with the Third Amendment of the Credit Agreement.

         Section 4. Limitations. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Credit Agreement or any of the other Loan Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Banks may now have or may have in the future under or in connection with the Credit Agreement, the Loan Documents or any of the other documents referred to therein. Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Credit Agreement, the Notes and any other Loan Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Fifth Amendment and any of the foregoing documents, the terms of this Fifth Amendment shall be controlling.

         Section 5. Payment of Expenses. The Company agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Agent and each of the Banks harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under this Fifth Amendment, including, without limitation, the reasonable fees and expenses of counsel for the Agent and other charges which may be payable in respect of, or in respect of any modification of, the Credit Agreement and the Loan Documents. The provisions of this Section shall survive the termination of the Credit Agreement and the repayment of the Loans.

         Section 6. Descriptive Headings, etc. The descriptive headings of the several Sections of this Fifth Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         Section 7. Entire Agreement. This Fifth Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this Fifth Amendment.

         Section 8. Counterparts. This Fifth Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Company and the Agent.

         Section 9. References to Credit Agreement. As used in the Credit Agreement (including all Exhibits thereto) and all other Loan Documents, on and subsequent to the effective date hereof, the term "Agreement" shall mean the Credit Agreement, as amended by this Fifth Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their respective duly authorized offices as of the date first above written.

               NOTICE PURSUANT TO TEX. BUS. & COMM. CODE ss.26.02

THIS FIFTH AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN CREDIT AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                                   WHOLE FOODS MARKET, INC.
                                   a Texas corporation


                                   By:  /s/ Glenda Flanagan
                                        --------------------------
                                        Glenda Flanagan, Secretary

                                   Address for Notices:
                                   Whole Foods Market, Inc.
                                   601 N. Lamar Blvd., Suite 300
                                   Austin, Texas  78703-5413
                                   Attention: Ms. Glenda Flanagan



                                   TEXAS COMMERCE BANK NATIONAL
                                     ASSOCIATION, individually
                                     and as Agent


                                   By:
                                   Name:
                                   Title:

                                   Address for Notices:
                                   Texas Commerce Bank National Association
                                   700 Lavaca, 2nd Floor
                                   Post Office Box 550
                                   Austin, Texas  78789
                                   Attention: Manager/Metropolitan Lending Group

                                   With a copy to:
                                   Texas Commerce Bank National Association
                                   1111 Fannin, 9th Floor
                                   Houston, Texas  77002
                                   Attention: Manager/Loan Syndication Services


                                   WELLS FARGO BANK (TEXAS), N.A.


                                   By:
                                   Name:
                                   Title:

                                   Address for Notices:
                                   Wells Fargo Bank (Texas), N.A.
                                   100 Congress Avenue, Suite 150
                                   Austin, Texas  78701
                                   Attention: Ms. Susan L. Coulter

                                   FIRST UNION NATIONAL BANK


                                   By:
                                   Name:
                                   Title:

                                   Address for Notices:
                                   First Union National Bank
                                   One First Union Center DC-5
                                   301 South College Street
                                   Charlotte, North Carolina  28288
                                   Attention: Mr. David Hall



                                   BANKBOSTON, N.A.


                                   By:
                                   Name:
                                   Title:

                                   Address for Notices:
                                   BankBoston, N.A.
                                   100 Federal Street
                                   01-09-05
                                   Boston, Massachusetts  02106
                                   Attention: Ms. Judith C. E. Kelly

         The undersigned existing Guarantors (a) acknowledge and consent to the execution of the foregoing Fifth Amendment, (b) confirm that the Guaranties previously executed or joined in by each of the undersigned Guarantors apply and shall continue to apply to all Indebtedness evidenced by or arising pursuant to the Credit Agreement or any other Loan Documents, notwithstanding the execution and delivery of this Fifth Amendment by the Company, the Agent and each of the Banks, and (c) acknowledge that without this consent and confirmation, the Banks and the Agent would not agree to the modifications of the Credit Agreement which are evidenced by the foregoing Fifth Amendment.



                                   WHOLE FOODS MARKET, INC.,
                                   a Texas corporation

                                   By: /s/ Glenda Flanagan
                                       --------------------------
                                       Glenda Flanagan
                                       Secretary


                                   WHOLE FOOD COMPANY, INC.,
                                   a Louisiana corporation
                                   WHOLE FOODS MARKET CALIFORNIA, INC.,
                                   a California corporation
                                   MRS. GOOCH'S NATURAL FOOD MARKETS, INC., a California corporation
                                   WFM  BEVERAGE CORP.,
                                   a Texas  corporation
                                   THE SOURDOUGH: A EUROPEAN BAKERY,
                                   INC., a Texas corporation
                                   WHOLE FOODS MARKET  SERVICES,  INC.,
                                   a Delaware corporation
                                   WHOLE FOODS MARKET SOUTHWEST
                                   INVESTMENTS, INC.,
                                   a Delaware corporation
                                   WHOLE FOODS MARKET SOUTHWEST I, INC.,
                                   a Delaware corporation
                                   WHOLE FOODS MARKET GROUP, INC.,
                                   a Delaware corporation


                                   By: /s/ Glenda Flanagan
                                       --------------------------
                                       Glenda Flanagan
                                       Secretary




                                   WHOLE FOODS MARKET SOUTHWEST, L.P.,
                                   a Texas limited partnership

                                   By:   Whole Foods Market Southwest I, Inc.,
                                         a Delaware corporation
                                         General Partner


                                         By: /s/ Glenda Flanagan
                                             --------------------------
                                             Glenda Flanagan
                                             Secretary